January 24, 2011

Supplement

SUPPLEMENT DATED JANUARY 24, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE MID CAP GROWTH PORTFOLIO
CLASS X and CLASS Y
Dated April 30, 2010

The Board of Trustees of Morgan Stanley Select Dimensions Investment Series (the "Fund") has approved closing the Mid Cap Growth Portfolio (the "Portfolio"), a series of the Fund, to new investors. Consequently, the Portfolio will suspend the offering of its shares to new investors at the close of business on March 31, 2011. The Fund may continue to offer shares of the Portfolio to existing shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.